UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 31, 2003

     ----------------------------------------------------------------------


                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)



          Arizona                   000-24946                 86-0649974
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)




           5601 W. Buckeye Road, Phoenix, Arizona           85043
          (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 269-2000


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

     On Wednesday, December 31, 2003, Knight Transportation, Inc., an Arizona corporation (the "Company"), issued a press release (the "Press Release") announcing the addition of one executive officer and new titles for two of its current senior officers effective January 1, 2004. A copy of the Press Release is attached to this report as Exhibit 99.1.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual events or results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         EXHIBIT
         NUMBER            EXHIBIT TITLE
-----------------------------------------------------------------------------
          99.1 Knight Transportation, Inc. press release announcing addition of one executive officer and new titles for two senior officers

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 12. Results of Operations and Financial Condition.

         Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KNIGHT TRANSPORTATION, INC.


Date: January 5, 2004                 /s/ Timothy M. Kohl
                                    ------------------------------------------
                                    Timothy M. Kohl
                                    President

                                  EXHIBIT INDEX

  99.1 Knight Transportation, Inc. press release announcing addition of one executive officer and new titles for two senior officers